EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Randy Harp and Kathleen S. Pinson, and each or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, relating to the offer and sale of Common Stock of Pre-Paid Legal Services, Inc. by certain selling shareholders, and any and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                          Title                         Date

/s/ HARLAND C. STONECIPHER     Chairman of the                September 14, 1995
Harland C. Stonecipher         Board of Directors
                               and Chief Executive
                               Officer

                               POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Harland C. Stonecipher and Kathleen S. Pinson, and each or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, relating to the offer and sale of Common Stock of Pre-Paid Legal Services, Inc. by certain selling shareholders, and any and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                             Title                         Date

/s/ RANDY HARP                    Chief Financial             September 14, 1995
Randy Harp                        Officer and
                                  Director

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Harland C. Stonecipher and Randy Harp, and each or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, relating to the offer and sale of Common Stock of Pre-Paid Legal Services, Inc. by certain selling shareholders, and any and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                           Title                             Date

/s/ KATHLEEN S. PINSON           Vice President,              September 14, 1995
Kathleen S. Pinson               Controller and
                                 Director

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Harland C. Stonecipher, Randy Harp and Kathleen S. Pinson, and each or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, relating to the offer and sale of Common Stock of Pre-Paid Legal Services, Inc. by certain selling shareholders, and any and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                          Title                              Date

/s/ JACK MILDREN                  President                   September 14, 1995
Jack Mildren                      and Director

/s/ WILBURN L. SMITH              Director                    September 14, 1995
Wilburn L. Smith

/s/ CHARLES H. WALLS              Director                    September 14, 1995
Charles H. Walls

/s/ PETER K. GRUNEBAUM            Director                    September 14, 1995
Peter K. Grunebaum